UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 30, 2004

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

777 Main Street, Suite 800
Ft. Worth, Texas	76102

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

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ITEM 5. Other Events

     On April 30, 2004, Range Resources Corporation issued a press release announcing the acquisition of a privately held company owning producing oil and gas properties in the Permian Basin for $22.5 million. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits:

99.1	Press Release dated April 30, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ ROGER S. MANNY
Roger S. Manny
Chief Financial Officer

Date: April 30, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 30, 2004

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